UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2021

TREMONT MORTGAGE TRUST

(by: Seven Hills Realty Trust, as successor by merger to Tremont Mortgage Trust)

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Tremont Mortgage Trust)

Maryland (Seven Hills Realty Trust)

(State or Other Jurisdiction of Incorporation)

001-38199 (Tremont Mortgage Trust)	82-1719041 (Tremont Mortgage Trust)
001-34383 (Seven Hills Realty Trust)	20-4649929 (Seven Hills Realty Trust)
(Commission File Number)	(IRS Employer Identification No.)

c/o Seven Hills Realty Trust
Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “TRMT”, “we”, “us” and “our” refer to Tremont Mortgage Trust, unless the context indicates otherwise.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The merger, or the Merger, of us with and into RMR Mortgage Trust, or RMRM, with RMRM continuing as the surviving entity in the Merger, pursuant to the Agreement and Plan of Merger, dated as of April 26, 2021, or the Merger Agreement, by and between us and RMRM, was consummated and became effective at 4:01 p.m., Eastern Time, on September 30, 2021, or the Effective Time. At the Effective Time, our separate existence ceased.

Pursuant to the terms set forth in the Merger Agreement and the Letter Agreement, dated as of August 26, 2021, by and between us and RMRM, or the Letter Agreement, at the Effective Time, RMRM issued to our shareholders 0.516 of one (1) common share of beneficial interest, $0.001 par value per share, of RMRM for each one (1) common share of beneficial interest, $0.01 par value per share, of us issued and outstanding immediately prior to the Effective Time, with cash paid in lieu of fractional shares.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding unvested common share award under our equity compensation plan was converted into an award under RMRM’s equity compensation plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of RMRM common shares determined by multiplying the number of our unvested common shares subject to such award by 0.516 (rounded down to the nearest whole number).

The foregoing descriptions of the Merger Agreement and the Letter Agreement are not complete and are subject to and qualified in their entirety by reference to the copy of the Merger Agreement that was previously filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on April 27, 2021, and the copy of the Letter Agreement that was previously filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 27, 2021, each of which is incorporated herein by reference. Certain of the representations and warranties contained in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to our shareholders or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties contained in the Merger Agreement are not necessarily characterizations of the actual state of facts with respect to us or our subsidiaries at the time they were made or otherwise, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Merger Agreement, which subsequent information may not be fully reflected in our public disclosures.

Information Regarding Certain Relationships and Related Person Transactions

Prior to the Effective Time, when our separate existence ceased, we had relationships and historical and continuing transactions with Tremont Realty Capital LLC (formerly known as Tremont Realty Advisors LLC), The RMR Group LLC, The RMR Group Inc. and others related to them in addition to those noted above.  For information about these and other such relationships, see our definitive joint proxy statement/prospectus filed on July 26, 2021, as supplemented from time to time, or the Joint Proxy Statement/Prospectus, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2020, or our Annual Report, our definitive Proxy Statement for our 2021 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including the sections captioned “The Merger—Interests of RMRM and TRMT Trustees, Executive Officers and Manager in the Merger and the Other Transactions” and “Certain Relationships and Related Party Transactions” of the Joint Proxy Statement/Prospectus, Notes 7 and 8 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 8 and 9 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, see the sections captioned “Risk Factors” of the Joint Proxy Statement/Prospectus and of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related persons are available as exhibits to our filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, we notified The Nasdaq Stock Market LLC, or Nasdaq, of the Effective Time and requested that Nasdaq (i) suspend trading of the TRMT common shares on Nasdaq after the close of trading on September 30, 2021, and (ii) file with the SEC a notification of removal from listing on Form 25 to delist the TRMT common shares from Nasdaq and deregister TRMT common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  After the filing of the Form 25, TRMT common shares will no longer be listed on Nasdaq.  Additionally, we will file a certification on Form 15 with the SEC to cause our reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

At the Effective Time and pursuant to the Merger Agreement, we merged with and into RMRM, with RMRM continuing as the surviving entity.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time and pursuant to the Merger Agreement, all of the members of our board of trustees ceased serving in such capacity. Their departures were not due to any disagreement with us regarding any matter related to our operations, policies or practices.

In addition, at the Effective Time, each of our executive officers (Thomas J. Lorenzini, President, and G. Douglas Lanois, Chief Financial Officer and Treasurer) ceased serving in such positions.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time and pursuant to the Merger Agreement, RMRM amended and restated its declaration of trust and bylaws to, among other things, change its name to Seven Hills Realty Trust (Nasdaq: SEVN), and the amended and restated declaration of trust and amended and restated bylaws became the declaration of trust and bylaws of the surviving entity in the Merger. The amended and restated declaration of trust and amended and restated bylaws of Seven Hills Realty Trust are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

2.1	Agreement and Plan of Merger, dated as of April 26, 2021, by and between RMR Mortgage Trust and Tremont Mortgage Trust. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Tremont Mortgage Trust on April 27, 2021.)

3.1	Amended and Restated Declaration of Trust of Seven Hills Realty Trust, dated September 30, 2021. (Incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Seven Hills Realty Trust on October 4, 2021.)

3.2	Amended and Restated Bylaws of Seven Hills Realty Trust, adopted September 30, 2021. (Incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K filed by Seven Hills Realty Trust on October 4, 2021.)

99.1	Letter Agreement, dated as of August 26, 2021, between the Tremont Mortgage Trust and RMR Mortgage Trust. (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Tremont Mortgage Trust on August 26, 2021.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By: SEVEN HILLS REALTY TRUST (formerly known as RMR Mortgage Trust)
as successor by merger to Tremont Mortgage Trust

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Dated:  October 4, 2021